UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 Other Events

Item 8.01 Other Events.

On February 6, 2019, Limoneira Company (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein, announcing that its 50%/50% real estate development joint venture with The Lewis Group of Companies has closed the sales of the initial 55 residential lots with one of the United States’ leading homebuilders, KB Home (NYSE: KBH). KB Home is one of the primary builders for the first 180 homes in the initial 632 residential units of the Company’s Harvest at Limoneira project.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

99.1	Limoneira Company Press Release dated February 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2019	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary